SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       December 11, 2001 (December 11, 2001)
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

                               0-20914 31-1359191
          (Commission file number) (IRS Employer Identification Number)

                    420 Third Avenue, Gallipolis, Ohio 45631
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
         (Former name or former address, if changed since last report.)





                            Exhibit Index at Page 4.

Item 1. Changes in Control of Registrant.
         Not applicable.

Item 2. Acquisition or Disposition of Assets.
         Not applicable.

Item 3. Bankruptcy or Receivership.
         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.
         Not applicable.

Item 5. Other Events.
     On December 11, 2001, the Company's Board of Directors declared a special cash dividend of $.16 per share on the outstanding shares of Ohio Valley Banc Corp stock payable on December 31, 2001 to shareholders of record December 21, 2001. The special cash dividend is described in the press release issued on December 11, 2001, which is included herewith as Exhibit 99.

Item 6. Resignations of Registrant's Directors.
         Not applicable.

Item 7. Financial Statements and Exhibits.

         (a)      Financial statements of business acquired:
                           Not applicable.

         (b)      Pro forma financial information:
                           Not applicable.

         (c)      Exhibits:
                  99       Press release of Ohio Valley Banc Corp
                           issued December 11, 2001.

Item 8. Change in Fiscal Year.
         Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.
         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 OHIO VALLEY BANC CORP


Date: December 11, 2001                          By /s/ Jeffrey E. Smith
                                                    ----------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                                      Description
--------------                                      -----------
     99                            Press release of Ohio Valley Banc Corp issued
                                   December 11, 2001.

                                   Exhibit 99


For immediate release
Contact:
Scott Shockey or Kyla Carpenter
1-800-468-6682 or (740) 446-2631


                          OVBC DECLARES EXTRA DIVIDEND

GALLIPOLIS-- Jeffrey E. Smith, President and Chief Executive Officer of Ohio Valley Banc Corp. (OVBC) today reported that the Board of Directors has declared a special "Freedom Dividend". This will be the fifth dividend of the year for Ohio Valley Bank, a 129 year old institution. This extra dividend of $.16 per share will be payable on December 31, 2001 to shareholders of record December 21, 2001.

     In a letter addressed to shareholders, Smith acknowledges that the events since September 11 have caused all Americans to assess the strengths and weaknesses of the country and to make adjustments in their lives ranging from inconvenience to sacrifice. He writes: "Since the experts have officially declared we are in a recession, we must all do our part to make it short lived. Your Board of Directors and Management team cannot control national events, the stock market nor interest rates. We can only do our part to keep "our house" in order and do our part to participate in re-igniting the economy."

     This extra dividend totals $550,000 to OVBC shareholders and represents a reinvestment in the bank's region of the United States, "...the world's strongest economy". Smith further acknowledges that this special dividend is consistent with the banc corp's mission to "increase the value of our shareholders' investment" and "... comes at a time when we all need to do our part for America".

     Ohio Valley Banc Corp common stock is traded on the NASDAQ Stock Market under the symbol OVBC. The holding company owns two subsidiaries: Ohio Valley Bank, with 17 offices in Ohio and West Virginia, and Loan Central, with four consumer finance company offices in Ohio.

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